BEAR STEARNS

BEAR STEARNS FINANCIAL PRODUCTS INC.
383 MADISON AVENUE
SUITE 2700
NEW YORK, NEW YORK 10179
212-272-4009

DATE:	April 11, 2003

TO:	Thornburg Mortgage Securities Trust 2003-2 Deutsche Bank National Trust Company as Trustee

ATTENTION:	Trust Administration - TM0302
TELEPHONE:	714-247-6000
FACSIMILE:	714-247-6478

FROM:	Derivatives Documentation
TELEPHONE:	212-272-2711
FACSIMILE:	212-272-9857

SUBJECT:	Fixed Income Derivatives Amended Confirmation and Agreement

REFERENCE NUMBER:	FXTMST0323 – Amended

This Agreement is amended as of 4/11/03; all terms and conditions as stated in this Agreement are effective as of 4/3/03.

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Thornburg Mortgage Securities Trust 2003-2 ("Counterparty"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc., without regard to any revision or subsequent edition thereof ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. Terms capitalized but not defined herein shall have the meaning attributed to them in the Trust, Pooling and Servicing Agreement dated as of March 1, 2003 (The "Trust, Pooling and Servicing Agreement") entered into in connection with the issuance of USD 1,060,891,800 Mortgage Pass-Through Certificates, Series 2003-2 by Thornburg Mortgage Securities Trust 2003-2. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:	Rate Cap

Notional Amount:	For each Calculation Period the Notional Amount shall equal the lesser of:

(i) the Notional Amount for the applicable Calculation Period, as detailed in the Schedule of Notional Amounts attached hereto, and

(ii) the aggregate Scheduled Principal Balance of the Seven- and Ten-Year Hybrid Mortgage Loans (as defined in the Trust, Pooling and Servicing Agreement) as of the close of business on the first day of the month preceding the month in which the Calculation Period End Date occurs.

Offered Certificates:	The Class A, M-1, and M-2 Certificates as defined in the Prospectus Supplement dated March 31, 2003 with Thornburg Mortgage Securities Trust 2003-2 as Issuer, Wells Fargo Bank Minnesota, National Association as Master Servicer and Structured Asset Mortgage Investments Inc. as Seller to the Prospectus dated November 25, 2002 (the "Prospectus").

Trade Date:	April 1, 2003

Effective Date:	April 3, 2003

Termination Date:	The earlier to occur of (a) June 25, 2012 or (b) the date on which the aggregate outstanding Certificate Principal Balance of the Offered Certificates is reduced to zero.

Fixed Amount (Premium):

Fixed Rate Payer:	Counterparty

Fixed Rate Payer Payment Date:	April 3, 2003

Fixed Amount:	USD 1,960,000

Floating Amounts:

Floating Rate Payer: Cap Rate:	BSFP 4.4000%

Floating Rate Payer Payment Dates:	One Business Day prior to each Floating Rate Payer Period End Date.

Floating Rate Payer Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing April 25, 2003 and ending on the Termination Date, with No Adjustment.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One month

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Compounding:	Inapplicable

Business Days:	New York and Los Angeles

Business Day Convention:	Preceding

Calculation Agent:	BSFP

3. Additional Provisions:

1) Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph (1) shall be deemed repeated on the trade date of each Transaction.

2) On or prior to the Business Day preceding each Floating Rate Payer Period End Date, the Trustee shall provide or shall cause the Securities Administrator to provide BSFP with a Remittance Report indicating the aggregate Scheduled Principal Balance of the Seven- and Ten-Year Hybrid Mortgage Loans as of the close of business on the first day of the month in which such Floating Rate Payer Period End Date occurs, which amount shall be used by BSFP (as Calculation Agent) to calculate the Notional Amount for the Calculation Period ending on the next succeeding Floating Rate Payer Payment Date. On or after each Reset Date for a Calculation Period, but in no event later than the close of business on the third Business Day preceding the related Floating Rate Payer Payment Date, BSFP shall provide the Trustee and the Securities Administrator (at such address as the Securities Administrator shall indicate to BSFP in writing) with written notice of whether any payment is owed by BSFP to the Counterparty on such Floating Rate Payer Payment Date, and the amount, if any of such payment.

4. Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(e) After payment of the Fixed Amount by the Counterparty, (i) BSFP shall not suspend any payments due under this Transaction, (ii) no Event of Default or Termination Event will apply to the Counterparty and BSFP shall not be able to designate an Early Termination Date with respect to this Transaction except with respect to Section 5(b)(i) of the ISDA Form Master Agreement as applicable to BSFP; and (iii) in no event shall BSFP be entitled to net its payment obligations in respect of the Transaction against the payment obligations of the Counterparty in respect of any other Transactions under the agreements between BSFP and Counterparty.

(f) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(g) Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

(i)	Market Quotation will apply.

(ii)	The Second Method will apply.

(h) "Termination Currency" means United States Dollars.

3) Tax Representations. Not applicable.

4) [Reserved]

5) Documents to be Delivered. For the purpose of Section 4(a):

(1) Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered

BSFP and the Counterparty	Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate	Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2) Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

BSFP and the Counterparty	Any documents
required by the
receiving party to
evidence the authority
of the delivering party
or its Credit Support
Provider, if any, for it
to execute and deliver
this Agreement, any
Confirmation , and any
Credit Support Documents
to which it is a party,
and to evidence the
authority of the
delivering party or its
Credit Support Provider
to perform its obligations
under this Agreement, such
Confirmation and/or Credit
Support Document, as the
case may be	Upon the execution and delivery of this Agreement and such Confirmation	Yes

BSFP and the Counterparty	A certificate of an
authorized officer of
the party, as to the
incumbency and authority
of the respective
officers of the party
signing this Agreement,
any relevant Credit
Support Document, or any
Confirmation, as the
case may be	Upon the execution and delivery of this Agreement and such Confirmation	Yes

Counterparty	Form W-9	Promptly after the execution of this Agreement and such Confirmation	No

6) Miscellaneous. Miscellaneous

(a)	Address for Notices: For the purposes of Section 12(a) of this Agreement: Address for notices or communications to BSFP:

Address: Attention: Facsimile:	383 Madison Avenue, New York, New York 10179 DPC Manager - Suite 2700 (212) 272-5823

with a copy to:

Address: Attention: Facsimile:	One Metrotech Center North, Brooklyn, New York 11201 Derivative Operations - 7th Floor (212) 272-1634

(For all purposes)

Address for notices or communications to the Counterparty:

Address:	Deutsche Bank National Trust Company 1761 East St. Andrew Place Santa Ana, CA 92705-4934

Attention: Facsimile: Phone:	Trust Administration - TM0302 714-247-6478 714-247-6000

(For all purposes)

(b)	Process Agent. For the purpose of Section 13(c):

BSFP appoints as its Process Agent:	Not Applicable

The Counterparty appoints as its
Process Agent:	Not Applicable

(c)	Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d)	Multibranch Party. For the purpose of Section 10(c) of this Agreement: BSFP is not a Multibranch Party. The Counterparty is not a Multibranch Party.

(e)	Calculation Agent. The Calculation Agent is BSFP.

(f)	Credit Support Document. Not applicable for either BSFP or the Counterparty.

(g)	Credit Support Provider. BSFP: Not Applicable The Counterparty: Not Applicable

(h)	Governing Law. The parties to this Agreement hereby agree that the law of the State of New York (without reference to choice of law doctrine) shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) Non-Petition. BSFP hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against, the Counterparty, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates (as defined in the Trust, Pooling and Servicing Agreement) and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

(m) Obligations of Counterparty. BSFP agrees that all obligations, liabilities and expenses of the Counterparty, including, without limitation, any arising out of representations or agreements contained herein, shall be paid from, and limited to, the assets of the Counterparty and that Trustee of the Counterparty shall not be required to spend or risk its own funds hereunder or incur any liability in its individual capacity.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

(g)	Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:--

(1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2) Evaluation and Understanding.

(i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

(ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4) Principal. Except as set forth herein, it is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

(5) Trustee Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by Deutsche Bank National Trust Company (i) this Agreement is executed and delivered by Deutsche Bank National Trust Company not in its individual capacity but solely as Trustee under the Trust, Pooling and Servicing Agreement in the exercise of the powers and authority conferred and invested in it thereunder and (ii) under no circumstances shall Deutsche Bank National Trust Company in its individual capacity be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.	Account Details and Settlement Information:
Payments to BSFP:
Citibank, N.A., New York
ABA Number: 021-0000-89, for the account of
Bear, Stearns Securities Corp.
Account Number: 0925-3186, for further credit to
Bear Stearns Financial Products Inc.
Sub-account Number: 102-04654-1-3
Attention: Derivatives Department

Deutsche Bank/Bankers Trust, New York
ABA Number: 021-0010-33
Account Number: 0141-9663
Attention: LA Asset Based - TM0302

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Orlaith O'Dea by telephone at 353-1-402-6220. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By: /s/ F. Scott Herman
       Name: F. Scott Herman
       Title: DPC Manager

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

THORNBURG MORTGAGE SECURITIES TRUST 2003-2
By: Deutsche Bank National Trust Company,
       not in its individual capacity but solely as Trustee

By: /s/ James F. Noriega
       Name: James F. Noriega
       Title: Associate

SCHEDULE OF NOTIONAL AMOUNTS
(all such dates subject to No Adjustment)

From and Including        To but Excluding         Applicable Notional Amount
------------------        ----------------         --------------------------
                                                             (USD)
                                                             -----
  Effective Date              25-Apr-03                  74,745,431.03
     25-Apr-03                25-May-03                  73,499,062.01
     25-May-03                25-Jun-03                  72,273,374.81
     25-Jun-03                25-Jul-03                  71,068,027.40
     25-Jul-03                25-Aug-03                  69,882,683.41
     25-Aug-03                25-Sep-03                  68,717,012.01
     25-Sep-03                25-Oct-03                  67,570,687.83
     25-Oct-03                25-Nov-03                  66,443,390.86
     25-Nov-03                25-Dec-03                  65,334,806.38
     25-Dec-03                25-Jan-04                  64,244,624.87
     25-Jan-04                25-Feb-04                  63,172,541.89
     25-Feb-04                25-Mar-04                  62,118,258.06
     25-Mar-04                25-Apr-04                  61,081,478.92
     25-Apr-04                25-May-04                  60,061,914.86
     25-May-04                25-Jun-04                  59,059,281.06
     25-Jun-04                25-Jul-04                  58,073,297.42
     25-Jul-04                25-Aug-04                  57,103,688.42
     25-Aug-04                25-Sep-04                  56,150,183.12
     25-Sep-04                25-Oct-04                  55,212,515.05
     25-Oct-04                25-Nov-04                  54,290,422.12
     25-Nov-04                25-Dec-04                  53,383,646.58
     25-Dec-04                25-Jan-05                  52,491,934.93
     25-Jan-05                25-Feb-05                  51,615,037.85
     25-Feb-05                25-Mar-05                  50,752,710.16
     25-Mar-05                25-Apr-05                  49,904,710.69
     25-Apr-05                25-May-05                  49,070,802.27
     25-May-05                25-Jun-05                  48,250,751.65
     25-Jun-05                25-Jul-05                  47,444,329.43
     25-Jul-05                25-Aug-05                  46,651,309.98
     25-Aug-05                25-Sep-05                  45,871,471.42
     25-Sep-05                25-Oct-05                  45,104,595.52
     25-Oct-05                25-Nov-05                  44,350,467.65
     25-Nov-05                25-Dec-05                  43,608,876.73
     25-Dec-05                25-Jan-06                  42,879,615.16
     25-Jan-06                25-Feb-06                  42,162,478.78
     25-Feb-06                25-Mar-06                  41,457,266.79
     25-Mar-06                25-Apr-06                  40,763,781.71
     25-Apr-06                25-May-06                  40,081,829.32
     25-May-06                25-Jun-06                  39,411,218.61
     25-Jun-06                25-Jul-06                  38,751,761.72
     25-Jul-06                25-Aug-06                  38,103,273.90
     25-Aug-06                25-Sep-06                  37,465,573.44
     25-Sep-06                25-Oct-06                  36,838,481.64
     25-Oct-06                25-Nov-06                  36,221,822.76
     25-Nov-06                25-Dec-06                  35,615,423.95
     25-Dec-06                25-Jan-07                  35,019,115.21
     25-Jan-07                25-Feb-07                  34,432,729.36
     25-Feb-07                25-Mar-07                  33,856,101.98
     25-Mar-07                25-Apr-07                  33,289,071.37
     25-Apr-07                25-May-07                  32,731,478.49
     25-May-07                25-Jun-07                  32,183,166.94
     25-Jun-07                25-Jul-07                  31,643,982.89
     25-Jul-07                25-Aug-07                  31,113,775.07
     25-Aug-07                25-Sep-07                  30,592,394.69
     25-Sep-07                25-Oct-07                  30,079,695.43
     25-Oct-07                25-Nov-07                  29,575,533.39
     25-Nov-07                25-Dec-07                  29,079,767.05
     25-Dec-07                25-Jan-08                  28,592,257.21
     25-Jan-08                25-Feb-08                  28,112,866.98
     25-Feb-08                25-Mar-08                  27,641,461.76
     25-Mar-08                25-Apr-08                  27,177,909.12
     25-Apr-08                25-May-08                  26,722,078.87
     25-May-08                25-Jun-08                  26,273,842.95
     25-Jun-08                25-Jul-08                  25,833,075.41
     25-Jul-08                25-Aug-08                  25,399,652.39
     25-Aug-08                25-Sep-08                  24,973,452.08
     25-Sep-08                25-Oct-08                  24,554,354.69
     25-Oct-08                25-Nov-08                  24,142,242.39
     25-Nov-08                25-Dec-08                  23,736,999.31
     25-Dec-08                25-Jan-09                  23,338,511.50
     25-Jan-09                25-Feb-09                  22,946,666.89
     25-Feb-09                25-Mar-09                  22,561,355.26
     25-Mar-09                25-Apr-09                  22,182,468.21
     25-Apr-09                25-May-09                  21,809,899.15
     25-May-09                25-Jun-09                  21,443,543.24
     25-Jun-09                25-Jul-09                  21,083,297.36
     25-Jul-09                25-Aug-09                  20,729,060.12
     25-Aug-09                25-Sep-09                  20,380,731.79
     25-Sep-09                25-Oct-09                  20,038,214.30
     25-Oct-09                25-Nov-09                  19,701,411.20
     25-Nov-09                25-Dec-09                  19,370,227.63
     25-Dec-09                25-Jan-10                  19,044,570.30
     25-Jan-10                25-Feb-10                  18,724,347.47
     25-Feb-10                25-Mar-10                  18,408,466.79
     25-Mar-10                25-Apr-10                  18,097,877.40
     25-Apr-10                25-May-10                  17,792,491.12
     25-May-10                25-Jun-10                  17,492,221.22
     25-Jun-10                25-Jul-10                  17,196,982.42
     25-Jul-10                25-Aug-10                  16,906,690.88
     25-Aug-10                25-Sep-10                  16,621,264.11
     25-Sep-10                25-Oct-10                  16,340,621.01
     25-Oct-10                25-Nov-10                  16,064,681.83
     25-Nov-10                25-Dec-10                  15,793,368.15
     25-Dec-10                25-Jan-11                  15,526,602.84
     25-Jan-11                25-Feb-11                  15,264,310.05
     25-Feb-11                25-Mar-11                  15,006,415.19
     25-Mar-11                25-Apr-11                  14,752,844.93
     25-Apr-11                25-May-11                  14,503,527.12
     25-May-11                25-Jun-11                  14,258,390.85
     25-Jun-11                25-Jul-11                  14,017,366.36
     25-Jul-11                25-Aug-11                  13,780,385.06
     25-Aug-11                25-Sep-11                  13,547,379.50
     25-Sep-11                25-Oct-11                  13,318,283.34
     25-Oct-11                25-Nov-11                  13,093,031.36
     25-Nov-11                25-Dec-11                  12,871,559.41
     25-Dec-11                25-Jan-12                  12,653,804.40
     25-Jan-12                25-Feb-12                  12,439,704.32
     25-Feb-12                25-Mar-12                  12,229,198.15
     25-Mar-12                25-Apr-12                  12,022,225.91
     25-Apr-12                25-May-12                  11,818,728.62
     25-May-12                25-Jun-12                  11,618,648.26